UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 31, 2013

The Bon-Ton Stores, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-19517 (Commission File No.)	23-2835229 (IRS Employer Identification No.)

2801 E. Market Street, York, Pennsylvania 17402 (Address of principal executive offices)

(717) 757-7660

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

On January 31, 2013, The Bon-Ton Giftco, Inc., a Florida corporation and a subsidiary of The Bon-Ton Stores, Inc. (the “Parent”), merged with and into The Bon-Ton Giftco, LLC, a Virginia limited liability company (“Bon-Ton Giftco”), with Bon-Ton Giftco as the surviving entity (the “Bon-Ton Giftco Merger”).  In connection with the Bon-Ton Giftco Merger, on January 31, 2013, Parent, The Bon-Ton Department Stores, Inc. (the “Issuer”), a wholly-owned subsidiary of the Parent, Bon-Ton Giftco and certain subsidiaries of the Issuer, as guarantors (together with the Parent, the “Guarantors”), entered into each of (1) the Third Supplemental Indenture with The Bank of New York Mellon, as trustee under the indenture governing the Issuer’s 10¼% Senior Notes due 2014 (the “2014 Notes Supplemental Indenture”), (2) the Second Supplemental Indenture with Wells Fargo Bank, National Association, as trustee under the indenture governing the Issuer’s 10 5/8% Second Lien Senior Secured Notes due 2017 (the “2017 Notes Supplemental Indenture,” and together with the 2014 Notes Supplemental Indenture, the “Bon-Ton Giftco Supplemental Indentures”), (3) Supplement No. 1 to the Second Lien Security Agreement by and among the Issuer, Bon-Ton Giftco and Wells Fargo Bank, National Association, as trustee and collateral agent (the “Bon-Ton Giftco Security Agreement Supplement”), (4) the Omnibus Joinder Agreement to Loan Documents by and among Bon-Ton Giftco, as new guarantor, the Issuer, as borrower agent, and Bank of America, N.A., as administrative agent and co-collateral agent (the “Bon-Ton Giftco Joinder”) and (5) the Guaranty by Bon-Ton Giftco, as new guarantor, in favor of Bank of America, N.A., as agent, the lenders and the other secured parties (the “Bon-Ton Giftco Guaranty”).  The Bon-Ton Giftco Supplemental Indentures amend the Issuer’s existing indentures to include Bon-Ton Giftco as a guarantor under each of the notes.  The Bon-Ton Giftco Security Agreement Supplement added Bon-Ton Giftco as a grantor under the Second Lien Security Agreement, by and among the Issuer, the Parent and the other signatories thereto, dated as of July 9, 2012 (the “Second Lien Security Agreement”).  The Bon-Ton Giftco Joinder joins Bon-Ton Giftco as a guarantor under the Second Amended and Restated Loan and Security Agreement, dated as of March 21, 2011, as amended by the First Amendment to Second Amended and Restated Loan and Security Agreement, dated as of October 25, 2012 (as so amended, the “Loan Agreement”), by and among the Issuer, Carson Pirie Scott II, Inc., Bon-Ton Distribution, Inc., McRIL, LLC and The Bon-Ton Stores of Lancaster, Inc., as borrowers, each of the other obligors party thereto, the lenders party thereto, Bank of America, N.A., as agent, and the other agents and arrangers from time to time party thereto, and each other Loan Document (as defined in the Loan Agreement).  The Bon-Ton Giftco Guaranty requires Bon-Ton Giftco to guarantee obligations incurred under the Loan Agreement and the other Loan Documents.  The amendments to the Bon-Ton Giftco Supplemental Indentures were effected pursuant to a provision in each of the indentures that permits the Issuer, the Guarantors and the applicable trustee to amend each of the indentures without notice to or consent of any noteholder in order to provide for the assumption of a Guarantor’s obligations to holders of notes in the case of a merger of a Guarantor.

On February 2, 2013, Carson Pirie Scott II, Inc., a Mississippi corporation, subsidiary of the Parent and a Guarantor of the Notes, will merge with and into Carson Pirie Scott II, Inc., a Florida corporation (“Carson Pirie”), with the Carson Pirie as the surviving entity (the “Carson Pirie Merger”).  In connection with the Carson Pirie Merger, on February 2, 2013, the Issuer, Carson Pirie and the Guarantors, entered into each of (1) the Fourth Supplemental Indenture with The Bank of New York Mellon, as trustee under the indenture governing the 2014 Notes Supplemental Indenture, (2) the Third Supplemental Indenture with Wells Fargo Bank, National Association, as trustee under the 2017 Notes Supplemental Indenture (collectively, the “Carson Pirie Supplemental Indentures”), (3) Supplement No. 2 to the Second Lien Security Agreement by and among the Issuer, Carson Pirie and Wells Fargo Bank, National Association, as trustee and collateral agent (the “Carson Pirie Security Agreement Supplement”), (4) the Joinder Agreement to Loan Agreement by and among Carson Pirie, as new borrower, the Issuer, as borrower agent, and Bank of America, N.A., as administrative agent and co-collateral agent (the “Carson Pirie Joinder”) and (5) the Guaranty by Carson Pirie, as new guarantor, in favor of Bank of America, N.A., as agent, the lenders and the other secured parties (the “Carson Pirie Guaranty”).  The Carson Pirie Supplemental Indentures amend the Issuer’s existing indentures to include Carson Pirie as a guarantor under each of the notes.  The Carson Pirie Security Agreement Supplement added Carson Pirie as a grantor under the Second Lien Security Agreement.  The Carson Pirie Joinder joins Carson Pirie as a borrower and a guarantor under the Loan Agreement and each other Loan Document.  The Carson Pirie Guaranty requires Carson Pirie to guarantee obligations incurred under the Loan Agreement and the other Loan Documents.  The amendments to the Carson Pirie Supplemental Indentures were effected pursuant to a provision in each of the indentures that permits the Issuer, the Guarantors and the applicable trustee to amend each of the indentures without notice to or consent of any noteholder in order to provide for the assumption of a Guarantor’s obligations to holders of notes in the case of a merger of a Guarantor.

The foregoing descriptions of (i) the Bon-Ton Giftco Supplemental Indentures, (ii) the Bon-Ton Giftco Security Agreement Supplement, (iii) the Bon-Ton Giftco Joinder, (iv) the Bon-Ton Giftco Guaranty, (v) the Carson Pirie Supplemental Indentures, (vi) the Carson Pirie Security Agreement Supplement, (vii) the Carson Pirie Joinder and (viii) the Carson Pirie Guaranty are qualified in their entirety by reference to such agreements, which are filed herewith.  The full text of the agreements referenced above are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9 and 4.10 to this Current Report and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit

4.1	Third Supplemental Indenture dated as of January 31, 2013, among The Bon-Ton Department Stores, Inc. the guarantors named therein, and The Bank of New York Mellon, as trustee.

4.2	Second Supplemental Indenture dated as of January 31, 2013, among The Bon-Ton Department Stores, Inc. the guarantors named therein, and Wells Fargo Bank, National Association, as trustee.

4.3

Supplement No. 1 to the Second Lien Security Agreement dated as of January 31, 2013 by and among The Bon-Ton Department Stores, Inc., The Bon-Ton Giftco, LLC and Wells Fargo Bank, National Association, as trustee and collateral agent.

4.4

Omnibus Joinder Agreement to Loan Documents dated as of January 31, 2013 by and among The Bon-Ton Giftco, LLC, as new guarantor, The Bon-Ton Department Stores, Inc., as borrower agent, and Bank of America, N.A., as administrative agent and co-collateral agent.

4.5	Guaranty dated as of January 31, 2013 by The Bon-Ton Giftco, LLC, as new guarantor, in favor of Bank of America, N.A., as agent, the lenders and the other secured parties.

4.6	Fourth Supplemental Indenture dated as of February 2, 2013, among The Bon-Ton Department Stores, Inc. the guarantors named therein, and The Bank of New York Mellon, as trustee.

4.7	Third Indenture dated as of February 2, 2013, among The Bon-Ton Department Stores, Inc. the guarantors named therein, and Wells Fargo Bank, National Association, as trustee.

4.8

Supplement No. 2 to the Second Lien Security Agreement dated as of February 2, 2013, by and among The Bon-Ton Department Stores, Inc., Carson Pirie Scott II, Inc. and Wells Fargo Bank, National Association, as trustee and collateral agent

4.9

Joinder Agreement to Loan Agreement dated as of February 2, 2013 by and among Carson Pirie Scott II, Inc., as new borrower, The Bon-Ton Department Stores, Inc., as borrower agent, and Bank of America, N.A., as administrative agent and co-collateral agent.

4.10	Guaranty dated as of February 2, 2013 by Carson Pirie Scott II, Inc., as new guarantor, in favor of Bank of America, N.A., as agent, the lenders and the other secured parties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 5, 2013

THE BON-TON STORES, INC.

		By:	/S/ KEITH E. PLOWMAN
Keith E. Plowman
Executive Vice President and Chief Financial Officer